EXHIBIT 10.1

                  NARRATIVE SUMMARY OF BOARD ACTION ESTABLISHING
                  ----------------------------------------------
                          BASE SALAIRES FOR FISCAL 2007
                          -----------------------------

On August 15, 2006, the Board of Directors of American Consumers, Inc. (the "Company"), acting upon the recommendation of the Board's Compensation Committee, set the base salaries for the Company's executive officers for the fiscal year ending in May 2007. Such action included establishment of the following base salaries for those executive officers who serve as directors of the Company (Mr. Richardson also qualifies as a "named executive officer" pursuant to Item 402(a)(3) of Securities and Exchange Commission Regulation S-K):

             NAME:                       TITLE:               ANNUAL BASE SALARY:
             ----                        -----                ------------------
     Michael A. Richardson  Chairman of the Board, President        $88,400
                            and Chief Executive Officer

     Paul R. Cook           Executive Vice President,                66,976
                            Treasurer and Chief Financial
                            Officer

     Virgil E. Bishop       Vice President                           66,976

These base salaries remained unchanged from fiscal year 2006 levels.